Exhibit 99.1

Harrow Announces Third Quarter 2022 Financial Results

Selected Recent Highlights:

●	FDA approval of IHEEZO™ for ocular surface anesthesia
●	Launch of Fortisite™, fortified antibiotics
●	Launch of atropine.com™ compounded atropine portal
●	Revenues of $22.8 million, up 22% over $18.7 million for the prior-year quarter
●	Nearly $1 million firm order revenue backlog at September 30, 2022
●	Product units shipped of 703,000, up 21% from prior-year quarter
●	Cash and cash equivalents of $45.0 million as of September 30, 2022

NASHVILLE, Tenn., November 14, 2022 – Harrow (NASDAQ: HROW), an eyecare pharmaceutical company exclusively focused on the discovery, development, and commercialization of innovative ophthalmic therapies, today announced results for the third quarter ended September 30, 2022. The Company also posted its third quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrowinc.com.

“The second half of 2022 is on track to be a true inflection point for Harrow,” said Mark L. Baum, CEO of Harrow. “During the third quarter, in the face of a return to seasonal/summer demand fluctuations, supply chain issues, and increased operating costs due to inflation, the Harrow team made great progress in advancing our Five-Year Strategic Plan, including receiving approval on September 27th from the U.S. Food and Drug Administration (FDA) for IHEEZO (formerly known as AMP-100) for ocular surface anesthesia. A few days later, we launched a new suite of compounded products – Fortisite, a patent-pending family of high-concentration refrigeration-stable fortified antibiotics. Just after the close of the third quarter, we sold our non-ophthalmology compounded product line, which will enhance our balance sheet in the fourth quarter and, importantly, marked the achievement of a strategic imperative – to be a pure-play company that is 100% focused on the U.S. ophthalmic pharmaceutical market. And our momentum is continuing with the launch of atropine.com to market a family of patent-pending compounded atropine formulations to address a significant unmet need.

“We believe each of these events represents a significant achievement for Harrow; however, taken as a whole, along with the progress we made in some of the acquisition opportunities we’ve been pursuing, we are executing a transformation of our company with a line of sight towards achieving our strategic objective – taking advantage of what we believe is a once-in-a-generation opportunity to build a small company like Harrow into a leading U.S. ophthalmic pharmaceutical company.”

Third quarter figures of merit:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenues	$22,823,000	$18,711,000	$68,266,000	$52,288,000
Gross margin	71%	74%	72%	75%
Core gross margin(1)	72%	74%	73%	75%
Net loss	(6,464,000)	(8,328,000)	(15,141,000)	(11,061,000)
Core net loss(1)	(1,531,000)	(5,359,000)	(564,000)	(828,000)
Adjusted EBITDA(1)(2)	2,483,000	(78,000)	11,928,000	9,896,000
Diluted net loss per share	(0.24)	(0.31)	(0.55)	(0.42)
Core diluted net loss per share(1)	(0.06)	(0.20)	(0.02)	(0.03)

(1)	Core gross margin, core net loss, core diluted net loss per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.
(2)	The Company recently made a change to its methodology for reporting of Adjusted EBITDA to include acquired in-process R&D (“IPR&D”) charges. During the 2021 reporting periods, similar IPR&D transactions were excluded from Adjusted EBITDA for reporting purposes. This change is the result of the U.S. Securities and Exchange Commission’s recent industry correspondence on this matter.

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HROW Announces Third Quarter 2022 Financial Results

November 14, 2022

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast today at 4:45 p.m. Eastern Time to discuss the third quarter results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Monday, November 14, 2022
Time:	4:45 p.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 7735845): (telephonic replay through November 21, 2022)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through February 14, 2023)	harrowinc.com

About Harrow

Harrow (Nasdaq: HROW) is an eyecare pharmaceutical company exclusively focused on the discovery, development, and commercialization of innovative ophthalmic prescription therapies that are accessible and affordable. For more information about Harrow, please visit the Investors section of the corporate website, harrowinc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include the continued impact of the COVID-19 pandemic and any future health epidemics on our financial condition, liquidity and results of operations; our ability to make commercially available our FDA-approved products and compounded formulations and technologies in a timely manner or at all; market acceptance of the Company’s products and challenges related to the marketing of the Company’s products; risks related to our pharmacy operations; our ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our products; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for our technologies and products; unexpected new data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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HROW Announces Third Quarter 2022 Financial Results

November 14, 2022

HARROW HEALTH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2022	December 31, 2021
	(unaudited)
ASSETS
Cash and cash equivalents	$44,959,000	$42,167,000
All other current assets	19,115,000	18,495,000
Total current assets	64,074,000	60,662,000
All other assets	34,918,000	37,667,000
TOTAL ASSETS	$98,992,000	$98,329,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$18,371,000	$9,722,000
Senior April 2026 Notes, net of discount	72,239,000	71,654,000
All other liabilities	7,520,000	6,022,000
TOTAL LIABILITIES	98,130,000	87,398,000
TOTAL STOCKHOLDERS’ EQUITY	862,000	10,931,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$98,992,000	$98,329,000

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Total revenues	$22,823,000	$18,711,000	$68,266,000	$52,288,000
Cost of sales	6,721,000	4,947,000	19,218,000	13,134,000
Gross profit	16,102,000	13,764,000	49,048,000	39,154,000
Selling, general and administrative	15,421,000	11,356,000	43,004,000	28,643,000
Research and development	775,000	6,125,000	2,347,000	7,142,000
Total operating expenses	16,196,000	17,481,000	45,351,000	35,785,000
(Loss) income from operations	(94,000)	(3,717,000)	3,697,000	3,369,000
Total other expenses, net	(6,335,000)	(4,611,000)	(18,763,000)	(13,958,000)
Income taxes	35,000	-	75,000	-
Net loss attributable to Harrow Health, Inc.	(6,464,000)	(8,328,000)	(15,141,000)	(10,589,000)
Preferred dividends and accretion of preferred stock discount	-	-	-	(472,000)
Net loss attributable to Harrow Health, Inc. common stockholders	$(6,464,000)	$(8,328,000)	$(15,141,000)	$(11,061,000)
Net loss per share of common stock, basic and diluted	$(0.24)	$(0.31)	$(0.55)	$(0.42)

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the Nine Months Ended September 30,
	2022	2021
Net cash provided by (used in):
Operating activities	$5,606,000	$6,572,000
Investing activities	(1,928,000)	(4,489,000)
Financing activities	(886,000)	51,472,000
Net change in cash and cash equivalents	2,792,000	53,555,000
Cash, cash equivalents and restricted cash at beginning of the period	42,167,000	4,301,000
Cash, cash equivalents and restricted cash at end of the year	$44,959,000	$58,856,000

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HROW Announces Third Quarter 2022 Financial Results

November 14, 2022

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net loss attributable to Harrow Health, Inc., excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss, net, gain on forgiveness of debt, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net loss attributable to Harrow Health, Inc. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Included in Adjusted EBITDA for the third quarter of 2021 is an in-process R&D (IPR&D) charge of $5.0 million associated with an upfront payment related to the execution of a licensing and supply arrangement with Sintetica, S.A. for IHEEZO. This $5.0 million charge was previously excluded in the prior year reporting periods from Adjusted EBITDA and has been adjusted to account for a change in the Company’s methodology to now include similar IPR&D transactions for Adjusted EBITDA, non-GAAP disclosure and reporting purposes. This change is the result of the U.S. Securities and Exchange Commission’s recent industry correspondence on this matter.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net loss, for the three and nine months ended September 30, 2022, and for the same periods in 2021:

HARROW HEALTH, INC.

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP net loss	$(6,464,000)	$(8,328,000)	$(15,141,000)	$(10,589,000)
Stock-based compensation and expenses	1,932,000	1,697,000	5,941,000	3,630,000
Interest expense, net	1,800,000	1,685,000	5,386,000	3,512,000
Taxes	35,000	-	75,000	-
Depreciation	247,000	399,000	1,090,000	1,275,000
Amortization of intangible assets	398,000	43,000	1,200,000	122,000
Investment loss, net	4,535,000	2,926,000	13,377,000	11,606,000
Other expenses, net	-	1,500,000 (1)	-	340,000	(2)
Adjusted EBITDA	$2,483,000	$(78,000)	$11,928,000	$9,896,000

(1)	Includes $1,500,000 of litigation settlement expenses.
(2)	Includes $756,000 for early extinguishment of loan, $1,500,000 of litigation settlement expenses and a gain on forgiveness of debt of $1,976,000.

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HROW Announces Third Quarter 2022 Financial Results

November 14, 2022

Core Results

Harrow Health Core Results, including core gross margin, core net (loss) income, core operating (loss) income, core basic and diluted loss per share, and core operating margin, exclude all amortization and impairment charges of intangible assets, excluding software development costs, net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), preferred stock dividends, and gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, the integration and divestment related income and expenses, divestment gains and losses, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, a non-GAAP measure, to the most comparable GAAP measure for the three and nine months ended September 30, 2022, and for the same periods in 2021:

For the Three Months Ended September 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$16,102,000	$341,000	$-	$16,443,000
Gross margin	71%			72%
Operating (loss) income	(94,000)	398,000	-	304,000
(Loss) income before taxes	(6,429,000)	398,000	4,535,000	(1,496,000)
Taxes	(35,000)	-	-	(35,000)
Net (loss) income	(6,464,000)	398,000	4,535,000	(1,531,000)
Basic and diluted loss per share ($)(1)	(0.24)			(0.06)
Weighted average number of shares of common stock outstanding –basic and diluted	27,349,642			27,349,642

For the Nine Months Ended September 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$49,048,000	$1,023,000	$-	$50,071,000
Gross margin	72%			73%
Operating income	3,697,000	1,200,000	-	4,897,000
(Loss) Income before taxes	(15,066,000)	1,200,000	13,377,000	(489,000)
Taxes	(75,000)	-	-	(75,000)
Net (loss) income	(15,141,000)	1,200,000	13,377,000	(564,000)
Basic and diluted loss per share ($)(1)	(0.55)			(0.02)
Weighted average number of shares of common stock outstanding – basic and diluted	27,293,756			27,293,756

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HROW Announces Third Quarter 2022 Financial Results

November 14, 2022

For the Three Months Ended September 30, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$13,764,000	$-	$-	$13,764,000
Gross margin	74%			74%
Operating (loss) income	(3,717,000)	43,000	-	(3,674,000)
(Loss) income before taxes	(8,328,000)	43,000	2,926,000	(5,359,000)
Taxes	-	-	-	-
Net (loss) income	(8,328,000)	43,000	2,926,000	(5,359,000)
Basic and diluted loss per share ($)(1)	(0.31)			(0.20)
Weighted average number of shares of common stock outstanding – basic and diluted	27,112,531			27,112,531

For the Nine Months Ended September 30, 2021
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$39,154,000	$-	$-	$-	$39,154,000
Gross margin	75%				75%
Operating income	3,369,000	122,000	-	-	3,491,000
(Loss) income before taxes	(10,589,000)	122,000	11,606,000	(1,967,000)	(828,000)
Taxes	-	-	-	-	-
Net (loss) income attributable to common stockholders	(11,061,000)	122,000	11,606,000	(1,495,000)	(828,000)
Basic and diluted loss per share ($)(1)	(0.42)				(0.03)
Weighted average number of shares of common stock outstanding – basic and diluted	26,626,722				26,626,722

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity-based awards and warrants as described in Note 2 and elsewhere in the Condensed Consolidated Interim Financial Statements filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

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